P R O X Y    S T A T E M E N T





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               Z A C H A R Y  B A N C S H A R E S, I N C.



                    ZACHARY BANCSHARES, INC.
                        4700 Main Street
                        Zachary, LA 70791
                         (504) 654 2701





                                   March 14, 1995






Dear Shareholders:

     Your Board of Directors is pleased to invite you to attend the Annual Meeting of Shareholders of Zachary Bancshares, Inc. on Thursday, April 13, 1995 at 2:30 P.M. The meeting will be held in the Bank of Zachary Main Office Lobby at 4700 Main Street, Zachary, LA.

     The Notice of Meeting, Proxy Statement and The Annual Report of the Company for 1994 are enclosed. The business of the meeting will be: The election of Company Directors and any other business that may properly come before this meeting.

     During the course of the meeting, Management will report on current activities of The Company Thank you for your interest and consideration.

                                   Sincerely,


                                   /s/ Harry S. Morris, Jr.
                                   Harry S. Morris, Jr.
                                   President




                            IMPORTANT
        PLEASE SIGN AND RETURN YOUR PROXY IN THE ENCLOSED
        ENVELOPE TO AUTHORIZE THE VOTING OF YOUR SHARES.



                    ZACHARY BANCSHARES, INC.
                    4700 Main Street
                    Zachary, LA 70791
                     (504) 654-2701






               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS





     NOTICE IS HEREBY GIVEN that the Annual Meeting of the
Shareholders of ZACHARY BANCSHARES, INC., (herein referred to as
"The Company") Zachary, Louisiana, will be held at 4700 Main
Street, Zachary, LA on Thursday, April 13, 1995 at 2:30 P.M., for the following purposes:

     To elect Directors.

     To transact any other business that may properly come before the meeting.

     Shareholders of record as of the close of business on March 14, 1995 will be entitled to receive notice of and to vote at this meeting. Each shareholder will be entitled to one (1) vote for each share of stock outstanding as of the record date (March 14, 1995).

     If you do not plan to be present at the meeting and wish to have your share or shares voted by an authorized agent, please date and sign the enclosed Proxy and return it in the self addressed envelope which we have enclosed for your convenience. The Proxy is revocable and may be revoked by you prior to its exercise in writing. If you elect to revoke your executed proxy, the revocation may be delivered to Winston E. Canning, Secretary, 4700 Main Street, (P. O. Box 497), Zachary, LA 70791-0497. Your cooperation and confidence in The Company's management is sincerely appreciated.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ Harry S. Morris, Jr.
                              __________________________________
                              Harry S. Morris, Jr.
                              President and Chief
                              Executive Officer


Zachary, Louisiana
March 14, 1995


                    ZACHARY BANCSHARES, INC.

                    PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Zachary Bancshares, Inc. herein called "The Company", for the Annual Meeting of the Shareholders which is to be held at 4700 Main Street, Zachary, Louisiana, at 2:30 P.M. on Thursday, April 13, 1995.

     The only shares that may be voted are the outstanding shares of common stock at the close of business on March 14, 1995, the record date of the meeting. Each share is entitled to one vote. Shares held in The Company's Treasury on that date cannot be voted.

     The Proxy which is being solicited by this statement on behalf of the Board of Directors may be revoked in writing prior to its exercise.

     The Board of Directors anticipates that these Proxy materials will be mailed to shareholders on or about March 14, 1995.

     Any shareholder proposals intended to be presented at the next annual meeting (April 11, 1996) for inclusion in The Company's Proxy Statement and form of Proxy relating to that meeting must be submitted not later than December 10, 1995. All proposals shall be in writing and addressed to the Board of Directors, Zachary Bancshares, Inc., P. O. Box 497, Zachary, Louisiana 70791-0497.

     All costs of soliciting proxies, including the costs of preparing and mailing this Proxy Statement, will be borne by The Company. It is anticipated that solicitations will be made only by mail; however, certain officers and employees of The Company, who will receive no additional compensation for their services, may solicit proxies by telephone, telegraph and personally.

     No Directors, nominees for election to the Board of Directors or Officers of The Company has any substantial interest in any matter to be acted upon at this meeting other than the election to office.

     ZACHARY BANCSHARES, INC. SHALL PROVIDE TO EACH SHAREHOLDER SOLICITED HEREBY, ON THE WRITTEN REQUEST OF ANY SUCH SHAREHOLDER,
A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO REQUIRED TO BE FILED WITH THE SECURITIES EXCHANGE COMMISSION PURSUANT TO ITS REGULATIONS FOR THE COMPANY'S MOST RECENT FISCAL YEAR. ZACHARY BANCSHARES, INC. SHALL PROVIDE TO ANY INTERESTED PARTY A COPY OF THE SUBSIDIARY'S CURRENT ANNUAL DISCLOSURE STATEMENT AS REQUIRED BY FEDERAL DEPOSIT INSURANCE CORPORATION REGULATION. THE ADDRESS TO WHICH WRITTEN REQUESTS MAY BE DIRECTED IS AS FOLLOWS:

               Zachary Bancshares, Inc.
               Post Office Box 497
               Zachary, LA 70791-0497


               MATTERS TO BE CONSIDERED

     At the Annual Meeting of The Company's shareholders, the matters to be considered will include: The election of Company
Directors and any other business that may properly come before the meeting.

     The Management of The Company knows of no other matters (other than the election of Directors) which may come before this meeting. However, if any such matters should properly come before this meeting, it is the intention of the person named in the enclosed Proxy to vote the Proxy in accordance with his best judgment.

     The shares represented by the Proxy hereby solicited will be voted in accordance with the specifications made on the face of the Proxy. No Proxy shall confer authority to vote for the election of any person to any office for which a bona fide nominee is not named in this Proxy Statement, or to vote at any annual meeting other than the next annual meeting (or any adjournment thereof) to be held after the date on which this Proxy Statement and enclosed Proxy are first sent or given to shareholders. The matters brought to the shareholders require a simple majority vote for approval.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

     As of December 31, 1994, 216,000 shares of Zachary Bancshares, Inc. Common Stock were authorized and issued. These shares represent the only class of stock. Each share of stock is entitled to one (1) vote. The date of record for determining voting rights at the Shareholders' Meeting is March 14, 1995. The Company does not, as of March 14, 1995, have any principal shareholder(s) (an individual or entity who owns more than 5% of the outstanding shares). Shares held in The Company's Treasury on March 14, 1995 cannot be voted.


               EXECUTIVE OFFICERS

     Director Morris and Director Canning and Mark Thompson serve The Company and Bank as Executive Officers. Winston E. Canning serves The Company as a Director and Secretary and the Bank as a Director and Chief Lending Officer. Mark Thompson is 48 years old and has served the Bank as Chief Operational Officer since 1978, Investment Officer since 1984 and is a Board of Director Advisory Member. Mr. Thompson is The Company's Treasurer. CEO Harry S. Morris, Jr. and Executive Officer Mark Thompson are married to sisters.

               ELECTION OF DIRECTORS

     The Articles of Incorporation of The Company provide that the number of directors will be set by the by-laws which currently provide for a board of not less than five (5) nor more than thirty
(30) persons. The by-laws provide for three classes of directors, each class serving a three year term. Class II Directors will be elected at this meeting to serve until 1998, or until their successors are duly elected and have qualified.
The Company is unaware of any event current, pending or within the last five years that is material to an evaluation of the ability or integrity of any director or executive officer's service.

     It is the intention of the persons named in the accompanying Proxy to vote in favor of the elections of director nominees named below. If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such person as may be designated by the Board of Directors. Management has no reason to believe that any nominee will be unavailable.

     The information set forth below and on the following page as to age, principal occupation or employment and amount and nature of beneficial ownership of common stock of The Company is furnished for each nominee for election and each director whose term as a director will continue after the meeting. Unless otherwise indicated, (1) all such nominees and directors have been with the same organization in essentially the same position as listed below for the past five years, and (2) such nominees and directors own, with sole voting and investment power, the shares listed. The year listed under the heading "First Elected Director" indicates the year in which the nominee or director was elected as a Bank of Zachary Director (which maybe prior to the formation of The Company).

                                                                                     Shares         Percent
                                        Principal Occupation               First     Beneficially   of
 Name                         Age       or Employment                      Elected   Owned as of    Common
                                                                           Director  Dec. 31, 1994  Stock

Class II (DIRECTORS NOMINEES TERM EXPIRES 1998)

Russell Bankston*#@           66        Retired September 30, 1994         1971      3,030          1.56
(1)(2)                                  Attorney and City Judge

Albert C. Mills, III,Ph.D.*   51        Portable Embryonics,Inc.           1986      1,959          1.00

Sam Johnson#                  37        Insurance Agent                    1991        100           .05




                                                                                     Shares         Percent
                                        Principal Occupation               First     Beneficially   of
 Name                         Age       or Employment                      Elected   Owned as of    Common
                                                                           Director  Dec. 31, 1994  Stock
Class III (Directors whose term expires 1996)

Leonard F. Aguillard*+@       68        Warehousing and Trucking           1982      3,000          1.55
                                        Executive

Harry S. Morris, Jr.*+@       49        President and Chief                1974      1,089           .56
(1)                                     Executive Officer
                                        of Bank of Zachary

CLASS I (Directors whose term expires 1997)

Hardee M.Brian*#              68        Agribusiness                       1982        840           .43

Winston E. Canning*+@         50        Executive Vice President           1984      1,032           .53
(1)                                     of Bank of Zachary

Howard L. Martin,M.D.#        68        Surgeon                            1974        567           .29



All directors and executive officers
as a group, 9 persons                                                                11,627         6.00

#    Member of Bank Audit Committee
*    Member of Bank Finance Committee
+    Member of Bank Investment Committee
@    Member of Community Reinvestment Act Committee

(1) Shares beneficially owned by Mr. Bankston include 882 owned by his wife. Mr. Canning's beneficially owned shares include 78 shares which is in his minor child's name. Mr. Morris' beneficially owned shares include 39 shares which is in his minor child's name.

(2)  The Company retained Russell Bankston, Attorney at Law from
January 1, 1994 to September 30, 1994.

     During 1994, The Company's Board of Directors held a total of eight meetings. The Board of Directors of The Company has no committees. The Bank's Board of Directors met twelve times in 1994. All Directors attended seventy-five percent or more of the aggregate number of meetings of the Board of Directors of The Company, the Bank and Committee(s) of the Board of Directors on which they served with the exception of A. C. Mills, III who attended forty-eight percent of the Finance Committee meetings.
Bank Directors were paid $300.00 per month board fee.   Directors
are allowed two paid absences annually. All Directors received a $1,000 retainer in 1994. The Board of Directors of the Bank has a Finance Committee, Audit Committee, Investment Committee and Community Reinvestment Act (CRA) Committee . The Finance Committee met forty-two times during 1994 to consider loan applications presented by the Bank's lending officers. Non-employee Finance Committee members receive $2,400 annually. The Audit Committee met three times during 1994. Maximum compensation per Audit Committee member was $300 in 1994. The Investment Committee's responsibility is to provide guidance in securities transactions. No compensation is provided for members of this Committee. The CRA Committee which provides direction and oversight to the applicable Federal Statutes met three times in 1994, and received no compensation. The various Committee memberships are indicated in the preceding table.


               STOCK OPTION - INCENTIVE PLANS

   The Company has no outstanding options, warrants or rights granted to any individual or entity.

               TRANSACTIONS WITH MANAGEMENT

   The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with directors and officers on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and, in the opinion of the Bank, not involving more than the normal risk of collectibility or presenting other unfavorable features.

                    OTHER TRANSACTIONS

     In 1994, the Bank paid Russell Bankston, Attorney at Law a
$4,500 retainer.  Mr. Bankston retired  on September 30, 1994.

                    EXECUTIVE COMPENSATION

     The following Compensation Table sets forth the Chief
Executive Officer's total compensation.

Summary Compensation Table

                         Annual Compensation

Name & Principal              Year      Salary1   Bonus1    Other2    All3
   Position                                                 Annual    Other
                                                            Comp.     Comp.
                              1994      $92,410   $5,000    $10,170   $4,794
Harry S. Morris, Jr.          1993       88,773    5,000     10,709    4,394
  CEO                         1992       79,500    3,313      9,841    3,594



1 Salary & Bonus - CEO Morris' 1994 salary includes $6,350.28 deferred compensation under Internal Revenue Code, Section 401(K), $4,786.60 automobile benefit, $777.60 country club dues and $1,455.28 disability insurance premium.

2 Other Annual Compensation -  Includes the following:

                                        1994      1993      1992
  Bank Contributions to
  401(k) Savings Plan
    CEO Morris                          $2,780    $2,701    $1,656

  Bank Contribution to
  Employee Profit Sharing Plan
     CEO Morris                         $7,390    $8,008    $8,185


3 All Other Compensation - Includes the following:

                                        1994      1993      1992
     Directors Compensation
       CEO Morris                       $4,600    $4,200    $3,400

     Term Life Insurance
       CEO Morris                          194       194       194



                         FINANCIAL STATEMENTS

     The consolidated financial statements, management's discussion and analysis of financial condition and results of operations included in Zachary Bancshares, Inc. Annual Report to shareholders for the year ended December 31, 1994 are incorporated herein by reference. A copy of such Annual Report is being mailed with this Proxy Statement to each shareholder of record for the Annual Meeting.
                         ACCOUNTING SERVICES

     The independent public accounting firm retained by the Board of Directors is Hannis T. Bourgeois & Co., L.L.P., (HTB) Certified Public Accountants . HTB has served as the Bank's principal accounting firm since 1976. It is expected that a representative of HTB will be present at the Shareholders' Meeting.

     HTB performed audit services in 1994 including financial statement examinations, consultations relevant to regulatory filings, and preparation of various Federal Tax filings. The accounting firm also performed professional services in 1994 as deemed necessary by Management. It is expected that HTB will be retained as accountants by The Company for the year 1995 performing primarily the same services performed in 1994.


P L E A S E        S I G N    A N D        R E T U R N
Y O U R         P R O X Y      I M M E D I A T E L Y


IN THE ENCLOSED PRE-ADDRESSED POSTAGE PAID ENVELOPE




                         PROXY

(THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          OF
               ZACHARY BANCSHARES, INC.)

     KNOW ALL PERSONS BY THESE PRESENT, that the undersigned hereby names, constitutes and appoints Leonard Aguillard or Russell Bankston, with full power of substitution, as attorney and proxy to appear and vote all of the shares of stock outstanding in my name at the annual Meeting of the Shareholders of Zachary Bancshares, Inc. to be held at 4700 Main Street, Zachary, Louisiana on Thursday, April 13,1995, at 2:30 P.M., and at any and all adjournments thereof; and the undersigned hereby revokes any and all previously executed proxies.

          The undersigned hereby instructs the said attorney and proxy to vote said shares as follows:

     To vote FOR the nominations and election to the Board of Directors nominees named in the Proxy Statement dated March 14, 1995, accompanying the Notice of said meeting and this Proxy namely:


                                        Class II Directors
_________   ________   _______          (Term expires 1998)
Authority   Authority  Abstain
Granted     Withheld                    Russell Bankston
                                        Albert C. Mills, III
                                        Sam Johnson

ANY SHAREHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY
LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE.

ANY PROXY WHICH IS EXECUTED BY THE SHAREHOLDER IN SUCH A MANNER AS NOT TO WITHHOLD AUTHORITY, TO VOTE FOR, OR ABSTENTION SHALL BE
DEEMED TO GRANT SUCH AUTHORITY.

     To transact any other business that may properly come before the meeting.

     The Board of Directors of Zachary Bancshares, Inc. does not know, as of the time this Proxy is solicited, of any other matters which may be presented at the meeting; however, if any such other matters should come before the meeting, IT IS THE INTENTION OF THE PERSON NAMED IN THIS PROXY TO VOTE THE PROXY IN ACCORDANCE WITH HIS BEST JUDGMENT, UNLESS SUCH AUTHORITY IS WITHHELD.

     The undersigned hereby acknowledges receipt of the Proxy Statement submitted with this Proxy by the Board of Directors of Zachary Bancshares, Inc., dated March 14, 1995, and acknowledges that, unless authority is withheld or unless the contrary is so specified above, the said attorney and proxy shall vote the shares represented by this Proxy FOR, the nomination and election to the Board of Directors as named above; and in his discretion in accordance with his best judgment with respect to any other matters presented at the meeting.

          Dated and signed, on this____________________, 1995


          ______________________________________________
                     (Signature of Shareholder)

PLEASE SIGN AND RETURN YOUR PROXY IMMEDIATELY IN THE ENCLOSED
PRE-ADDRESSED STAMPED ENVELOPE